EXHIBIT 32.1
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CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Lawrence, director and president of United States Antimony Corporation (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. This Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 30, 2009


John C. Lawrence
President and Director